UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 20, 2004

AMGEN INC.

(Exact name of registrant as specified in its charter)

Delaware	000-12477	95-3540776
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Amgen Inc. One Amgen Center Drive Thousand Oaks, CA	91320-1799
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

805-447-1000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On October 20, 2004, Amgen Inc. (the “Company”) issued a press release announcing its results of operations and financial condition for the three and nine months ended September 30, 2004. The full text of the press release is set forth in Exhibit 99.1 attached hereto.

In its press release the Company included certain historical non-GAAP financial measures as defined in Regulation G promulgated by the Securities and Exchange Commission with respect to the three and nine months ended September 30, 2004 and September 30, 2003. The Company believes that its presentation of historical non-GAAP financial measures provides useful supplementary information to investors. These historical non-GAAP financial measures are in addition to, not a substitute for, or superior to, measures of financial performance prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).

Three and nine months ended September 30, 2004

For the three and nine months ended September 30, 2004, the Company’s adjustments to GAAP financial measures relate to amounts associated with the Company’s acquisitions of Tularik, Inc. (“Tularik”) in August 2004 (the “Tularik Acquisition”) and Immunex Corporation (“Immunex”) in July 2002 (the “Immunex Acquisition”) and amounts associated with the Company’s share of the loss incurred relating to the settlement of a patent litigation between the Company and Genentech, Inc. (the “Genentech Settlement”).

For the three months ended September 30, 2004, the Company reported non-GAAP financial results for research and development (“R&D”) and selling, general and administrative (“SG&A”) expense. R&D and SG&A expense were each adjusted to exclude incremental compensation provided to certain Tularik employees for a limited period, principally related to non-cash compensation expense associated with stock options assumed in the acquisition and amounts payable primarily under the Tularik short-term retention plan for the applicable period. The Company believes that excluding such incremental compensation provides a supplemental measure that will facilitate comparisons between periods before, during and after such expenses are incurred. SG&A expense was further adjusted for this period to exclude the impact to the Company of its share of third party reimbursement received by Kirin Amgen, Inc. related to the Genentech Settlement. The Company believes that excluding the amounts related to the Genentech Settlement provides a supplemental measure that will facilitate comparisons between periods in which such items did not occur.

For the nine months ended September 30, 2004, the Company reported non-GAAP financial results for the following operating expenses: cost of sales, R&D and SG&A which were each adjusted to exclude incremental compensation payable to certain Immunex employees for a limited period, principally under the Immunex short-term retention plan for the applicable period. The Company believes that excluding such incremental compensation provides a supplemental measure that will facilitate comparisons between periods before, during and after such expenses are incurred. R&D and SG&A expense for the nine months ended September 30, 2004 were also adjusted to exclude the expenses related to the Tularik Acquisition identified above and for the reasons discussed above. Further, SG&A expense for this period was adjusted to exclude the impact to the Company of its share of third party reimbursement received by Kirin Amgen, Inc. related to the Genentech Settlement for the reasons discussed above.

For the three months and nine months ended September 30, 2004, the Company reported non-GAAP adjusted net income and adjusted earnings per share, excluding the foregoing operating expense amounts for the reasons discussed above, as well as excluding ongoing, non-cash amortization of acquired intangible assets associated with the Immunex Acquisition and the non-cash expense associated with writing off the acquired in-process research and development related to the Tularik Acquisition (the “Tularik IPR&D Write-off”). The Company believes that excluding the ongoing, non-cash amortization of intangible assets acquired in the Immunex Acquisition (primarily ENBREL®) treats those assets as if the Company had developed them internally in the past, and thus provides a supplemental measure of profitability in which the Company’s acquired intellectual property is treated in a comparable manner to its internally developed intellectual property. The Company believes that excluding the Tularik IPR&D Write-off provides a supplemental measure that will facilitate comparisons between periods in which such item did not occur.

Three and nine months ended September 30, 2003

For the three and nine months ended September 30, 2003, the Company’s adjustments to GAAP financial measures relate to amounts associated with the Immunex Acquisition and the Genentech Settlement.

For the nine months ended September 30, 2003, the Company’s adjustments to GAAP financial measures also relate to amounts associated with the recovery of certain cost and expenses associated with the Company’s arbitration with Johnson & Johnson for breach of the license agreement with the Company (the “Cost Recovery”) and the Company’s cash contribution to the Amgen Foundation (the “Foundation Contribution”).

For the three and nine months ended September 30, 2003, the Company reported non-GAAP financial results for the following operating expenses: cost of sales, R&D, and SG&A, which were each adjusted to exclude incremental compensation payable to certain Immunex employees for a limited period, principally under the Immunex short-term retention plan for the applicable period. The Company believes that excluding such incremental compensation provides a supplemental measure that will facilitate comparisons between periods before, during and after such expenses are incurred. SG&A expense was further adjusted for this period to exclude the impact to the Company of its share of the loss incurred related to the Genentech Settlement. The Company believes that excluding the Genentech Settlement provides a supplemental measure that will facilitate comparisons between periods in which such item did not occur.

For the three months ended September 30, 2003, the Company reported non-GAAP adjusted net income and adjusted earnings per share, excluding the foregoing operating expense amounts for the reasons discussed above, as well as excluding ongoing, non-cash amortization of acquired intangible assets associated with the Immunex Acquisition. The Company believes that excluding the ongoing, non-cash amortization of intangible assets acquired in the Immunex Acquisition (primarily ENBREL®) treats those assets as if the Company had developed them internally in the past, and thus provides a supplemental measure of profitability in which the Company’s acquired intellectual property is treated in a comparable manner to its internally developed intellectual property.

For the nine months ended September 30, 2003, the Company also reported non-GAAP adjusted net income and adjusted earnings per share, excluding all of the items identified above as being excluded in the three months ended September 30, 2003 for the reasons discussed above. The nine months ended September 30, 2003 also excludes the Cost Recovery and the Foundation Contribution. The Company believes that excluding the Cost Recovery and the Foundation Contribution provides a supplemental measure that will facilitate comparisons between periods in which such items did not occur.

The Company uses the foregoing non-GAAP financial measures in connection with its own budgeting and financial planning.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMGEN INC.

Date: October 26, 2004	By:	/s/ Richard Nanula
	Name:	Richard Nanula
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Document Description
99.1	Press release dated October 20, 2004